UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2006
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 16, 2006, the Board of Directors of the Company elected Ms. Helen Johnson-Leipold as a director of the Company on the recommendation of the Nominating and Corporate Governance Committee. Ms. Johnson-Leipold will participate in the standard non-management director compensation arrangements described in the Company’s 2006 proxy statement and Form 8-K filed on August 19, 2005.
     The Company’s press release announcing this development is filed herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.       Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of The Home Depot, Inc. Dated November 17, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

	By:	/s/ Frank L. Fernandez

		Name:	Frank L. Fernandez
		Title:	Executive Vice President, Secretary and General Counsel

Date: November 17, 2006

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Home Depot, Inc. Dated November 17, 2006